                                                                  EXHIBIT 10.4


                               CLAIMSNET.COM INC.
                           12801 N. Central Expressway
                                   Suite 1515
                               Dallas, Texas 75243


                                                     April 18, 2000

HealthExchange.com Inc.
12801 N. Central Expressway
Suite 1515
Dallas, Texas 75243

VHx Company
Suite 950
2970 Clairmont Road
Atlanta, Georgia 30329

Gentlemen:

         Reference is made to (i) the Asset Purchase Agreement, dated as of March 20, 2000 (the "Asset Purchase Agreement"), among Claimsnet.com inc., a Delaware corporation (the "Purchaser"), HealthExchange.com Inc., a Delaware corporation and a wholly-owned subsidiary of the Purchaser ("Hecom"), and VHx Company, a Nevada corporation (the "Seller"), (ii) Amendment No. 1 to Asset Purchase Agreement, dated as of April 18, 2000 (the "Amendment"), among the Purchaser, Hecom, and the Seller, and (iii) the Escrow Agreement, dated as of April 18, 2000 (the "Escrow Agreement"), among the Purchaser, Hecom, the Seller, and Abrams, Garfinkel & Rosen, LLP, as escrow agent. All capitalized terms used, but not otherwise defined, herein shall have the respective definitions assigned thereto in the Asset Purchase Agreement.

         The parties acknowledge that, in connection with the efforts of the Seller pursuant to satisfy its obligations to John Deere Health, Inc. ("Deere") or otherwise convert such obligations into capital stock of the Seller, the 30 day period referenced in Section 4.06(b) of the Asset Purchase Agreement may be insufficient to permit the Seller to satisfy or convert such obligations. Accordingly, the parties hereto hereby agree that Seller shall have up to180 days to satisfy or convert such obligations, provided, however, the Purchaser and Hecom, in their reasonable discretion, shall be entitled, on ten days notice to Seller, to shorten such period to an earlier date (not earlier than 30 days following the Closing) in the event that Purchaser believes that the existence of such obligations has or is likely to have an adverse effect on the ability of the Purchaser or Hecom to structure, or participate in, future corporate finance, business, acquisition, merger, or commercial transactions, or otherwise causes Purchaser or Hecom to obtain terms other than commercially reasonable terms in connection with any such transaction. In such event, the parties hereto hereby agree that (i) the Purchaser and Hecom shall be entitled to withdraw from the Escrow the number of shares of Purchaser Common Stock (determined in accordance with Section 4.06(b) of the Asset Purchase Agreement) required to satisfy such obligations, (ii) notwithstanding anything in the Escrow Agreement to the contrary, the presentation of this letter to the Escrow Agent shall constitute the irrevocable instruction and consent of the Seller to the Escrow Agent to permit the Purchaser and Hecom to withdraw such shares of Purchaser Common Stock from time to time in order to satisfy such obligations, and (iii) shall constitute an irrevocable waiver by Seller of its right to deliver an Objection Notice, as defined in Section 1.03 of the Escrow Agreement, in connection with such obligations as may arise pursuant to Section 4.06(b) of the Asset Purchase Agreement and the satisfaction or conversion thereof.

                                    Very truly yours,

                                    CLAIMSNET.COM INC.


                                    By:______________________________________
                                       Bo W. Lycke
                                       Chairman of the Board of Directors,
                                       President, and Chief Executive Officer

         Please acknowledge your receipt hereof and your agreement herewith by executing the acknowledgement set forth below.

                                    HEALTHEXCHANGE.COM INC.



                                    By:_____________________________
                                       Name:
                                       Title:

                                    VHX COMPANY



Dated: April 18, 2000               By:_____________________________
                                       Name:
                                       Title:

                               CLAIMSNET.COM INC.
                           12801 N. Central Expressway
                                   Suite 1515
                               Dallas, Texas 75243


                                                     April 18, 2000

HealthExchange.com Inc.
12801 N. Central Expressway
Suite 1515
Dallas, Texas 75243

VHx Company
Suite 950
2970 Clairmont Road
Atlanta, Georgia 30329

Gentlemen:

         Reference is made to the Asset Purchase Agreement, dated as of March 20, 2000 (the "Asset Purchase Agreement"), among Claimsnet.com inc., a Delaware corporation (the "Purchaser"), HealthExchange.com Inc., a Delaware corporation and a wholly-owned subsidiary of the Purchaser ("Hecom"), and VHx Company, a Nevada corporation (the "Seller"). In connection with the Asset Purchase Agreement and as a further inducement to the Seller to consummate the transactions contemplated thereby, and in connection therewith, the undersigned hereby agree that Hecom shall assume pursuant to Section 4.01(a)(v) of the Asset Purchase Agreement solely those liabilities set forth in Schedule 4.01(a)(v) to the Asset Purchase Agreement and that, in the event that such liabilities shall, in the aggregate be less than $500,000, the amount equal to the difference between $500,000 and the amount of such assumed liabilities shall be transmitted within by Hecom to the Seller within 30 days following the date hereof.

                                    Very truly yours,

                                    CLAIMSNET.COM INC.


                                     By:_____________________________
                                        Bo W. Lycke
                                        Chairman of the Board of Directors,
                                        President, and Chief Executive Officer

         Please acknowledge your receipt hereof and your agreement herewith by executing the acknowledgement set forth below.

                                    HEALTHEXCHANGE.COM INC.



                                    By:_____________________________
                                       Name:
                                       Title:

                                    VHX COMPANY



Dated: April 18, 2000               By:_____________________________
                                       Name:
                                       Title:

                                   VHX COMPANY
                                    Suite 950
                               2970 Clairmont Road
                             Atlanta, Georgia 30329


                                                     April 18, 2000

HealthExchange.com Inc.
12801 N. Central Expressway
Suite 1515
Dallas, Texas 75243

Claimsnet.com inc.
12801 N. Central Expressway
Suite 1515
Dallas, Texas 75243

Gentlemen:

         Reference is made to the Asset Purchase Agreement, dated as of March 20, 2000 (the "Asset Purchase Agreement"), among Claimsnet.com inc., a Delaware corporation (the "Purchaser"), HealthExchange.com Inc., a Delaware corporation and a wholly-owned subsidiary of the Purchaser ("Hecom"), and VHx Company, a Nevada corporation (the "Seller"). All capitalized terms used, but not otherwise defined, herein shall have the respective definitions assigned thereto in the Asset Purchase Agreement.

         The Seller hereby agrees that, as a further inducement to Purchaser and Hecom to consummate the transactions contemplated by, and in connection with, the Asset Purchase Agreement, the shares of Purchaser Common Stock delivered by Hecom pursuant to Section 4.01(a)(i) of the Asset Purchase Agreement, the shares of Purchaser Preferred Stock delivered by Hecom pursuant to Section 4.01(a)(ii) of the Asset Purchase Agreement, and any shares of Purchaser Common Stock issued upon the conversion of the Purchaser Common Stock shall be subject to the restrictions on resale described in clause (d) of Section 7.15 of the Asset Purchase Agreement.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         The parties acknowledge that, in connection with the liquidation of the Seller pursuant to Section 4.04 of the Asset Purchase Agreement, the Seller may request from time to time that the restrictions on resale referenced in the immediately preceding paragraph be amended in individual cases, including the case of the Seller utilizing such securities as collateral for loans, in order effect such liquidation. The Purchaser and Hecom agree to work together with the Seller in good faith and, subject to reasonable business considerations, including without limitation the orderly distribution of the above-referenced securities in the public markets, market conditions, and the effect of such distributions on contemplated corporate transactions by the Purchaser and Hecom, in individual cases to consider the release of such securities from the restrictions on resale referenced in the immediately preceding paragraph for resale in compliance with the Securities Act.

                                    Very truly yours,

                                    VHX COMPANY


                                    By:_____________________________
                                       Name:
                                       Title:

         Please acknowledge your receipt hereof and your agreement herewith by executing the acknowledgement set forth below.

                                    CLAIMSNET.COM INC.



                                    By:_____________________________
                                       Name:
                                       Title:



                                    HEALTHEXCHANGE.COM INC.



                                    By:_____________________________
                                       Name:
                                       Title:

Dated: April 18, 2000

                               CLAIMSNET.COM INC.
                           12801 N. Central Expressway
                                   Suite 1515
                               Dallas, Texas 75243


                                                     April 18, 2000

HealthExchange.com Inc.
12801 N. Central Expressway
Suite 1515
Dallas, Texas 75243

VHx Company
Suite 950
2970 Clairmont Road
Atlanta, Georgia 30329

Gentlemen:

         Reference is made to the Asset Purchase Agreement, dated as of March 20, 2000 (the "Asset Purchase Agreement"), among Claimsnet.com inc., a Delaware corporation (the "Purchaser"), HealthExchange.com Inc., a Delaware corporation and a wholly-owned subsidiary of the Purchaser ("Hecom"), and VHx Company, a Nevada corporation (the "Seller"). In connection with the Asset Purchase Agreement, the Seller is required to obtain the consent of John Deere Health Care, Inc. or its affiliates (the "Deere Consent") to the assignment of the Asset Purchase/Business Agreement, between John Deere Health Care, Inc. and the Seller, as heretofore amended. Pending the receipt of the Deere Consent, the closing proceedings and all documents relating thereto shall remain in escrow in the possession of the Purchaser and shall be released upon the receipt of the Deere Consent and may be released earlier in the sole discretion of the Purchaser. In the event that the Deere Consent is not received by April 25, 2000, the transactions contemplated by, and in connection with, the Asset Purchase Agreement shall, in the sole discretion of the Purchaser, be deemed to be null and void, all consideration paid by Purchaser or Hecom to Seller prior thereto shall then be immediately returned by Seller to the Purchaser or Hecom, as applicable, and the closing proceedings and documents in such escrow shall be null and void and of no further force or effect.

                                    Very truly yours,

                                    CLAIMSNET.COM INC.


                                    By:_____________________________
                                       Bo W. Lycke
                                       Chairman of the Board of Directors,
                                       President, and Chief Executive Officer

         Please acknowledge your receipt hereof and your agreement herewith by executing the acknowledgement set forth below.

                                    HEALTHEXCHANGE.COM INC.



                                    By:_____________________________
                                       Name:
                                       Title:


                                    VHX COMPANY



Dated: April 18, 2000               By:_____________________________
                                       Name:
                                       Title: